Exhibit 99.2

Slide 1 (cover)Clearwater Paper Corporation Fourth Quarter and Full Year 2013 Supplemental Information Linda Massman President, Chief Executive Officer and Director John Hertz Senior Vice President, Finance and Chief Financial OfficerSlide 2 (Forward Looking Statement)This supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding outlook for Q1 2014, outlook for 2014 fiscal year, production, product volumes shipped, product pricing and sales mix, pulp costs, wood fiber costs and supply, chemical costs, transportation costs, energy costs including natural gas, cost and timing of major maintenance and repairs, selling, general, and administrative expenses, corporate expenses, and our pro forma quarterly EBITDA run rate. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: customer acceptance and timing of purchases of our new through-air-dried, or TAD, products and capacity; competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors;  difficulties with the optimization and realization of the benefits expected from our new TAD paper machine and converting lines in Shelby, North Carolina; the loss of business from a significant customer; manufacturing or operating disruptions, including equipment malfunction and damage to our manufacturing facilities caused by fire or weather-related events and IT system failures;  changes in the cost and availability of wood fiber and wood pulp;  changes in transportation costs and disruptions in transportation services;  labor disruptions;  changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs; changes in customer product preferences and competitors' product offerings;  changes in expenses and required contributions associated with our pension plans; environmental liabilities or expenditures; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; increased supply and pricing pressures resulting from increasing Asian paper production capabilities; cyclical industry conditions; reliance on a limited number of third-party suppliers for raw materials; inability to successfully implement our expansion strategies; inability to fund our debt obligations; restrictions on our business from debt covenants and terms;  changes in laws, regulations or industry standards affecting our business; and our qualification to retain, or ability to utilize, tax credits associated with alternative fuels or cellulosic biofuels and the tax treatment associated with receipt of such credits. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.  Forward-Looking StatementsSlide 3 (2013 Highlights)2013 Highlights Annual Adjusted EBITDA1 of $200 million – 10.6% of net sales –Fourth quarter Adjusted EBITDA1 of $65 million (2nd highest in our history) and 13.9 % Adjusted EBITDA margin Diluted adjusted net earnings per common share1 of $1.96 Completed $100 million share buyback Refinanced 10 5/8% debt with 4 1/2% debt Consumer Products –Record retail case shipments –Closure of Thomaston site and relocation of converting assets ahead of plan –Shelby paper machine production at expected run rates at year end –TAD bath shipments were approximately 80% of expected full run rate in December Pulp and Paperboard –Record paperboard production and shipments –Strong paperboard market conditions in 2013 led to strong backlogs continuing into 2014 –Fourth quarter record Segment Adjusted EBITDA margin1,2 at 23% 2 1 Non-GAAP measure – See definition and reconciliation to GAAP. Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.Slide 4 (Financial Summary)Financial Summary (Unaudited) 1 Non-GAAP measure – See definition and reconciliation to GAAP. 2 Adjusted gross profit margin is defined as Adjusted gross profit divided by Net sales. 3 Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales. Q1'12Q2'12Q3'12Q4'12Q1'13Q2'13Q3'13Q4'13201120122013Net sales$ 457,798$ 473,572$ 480,233$ 462,701$ 460,824$ 471,002$ 487,845$ 470,159$ 1,927,973$ 1,874,304$ 1,889,830Adjusted gross profit1$ 54,722$ 76,040$ 70,411$ 66,273$ 46,798$ 57,494$ 48,325$ 71,819$ 240,848$ 267,446$ 224,436Adjusted gross profit margin 1,212.0%16.1%14.7%14.3%10.2%12.2%9.9%15.3%12.5%14.3%11.9%Adjusted selling, general and administrative expense1($28,501)($29,249)($28,848)($31,059)($30,660)($27,908)($27,405)($29,074)($121,044)($117,657)($115,047)Adjusted operating income (loss)1$ 26,221$ 46,791$ 41,563$ 35,214$ 16,138$ 29,586$ 20,920$ 42,745$ 119,804$ 149,789$ 109,389Consumer Products26,27126,71018,45322,92710,30715,82815,16217,47942,80694,36158,776Pulp and Paperboard11,65832,00134,44925,80217,55324,77216,28937,167108,232103,91095,781Corporate (11,708)(11,920)(11,339)(13,515)(11,722)(11,014)(10,531)(11,901)(31,234)(48,482)(45,168)Interest expense, net($9,728)($9,147)($7,900)($7,021)($10,982)($11,094)($10,708)($11,252)($44,809)($33,796)($44,036)Other, net- - - - - - - - $284- - Adjusted income tax provision1($6,693)($14,670)($12,573)($8,800)($2,713)($6,913)($3,776)($8,370)($30,462)($42,736)($21,772)Adjusted net earnings1$ 9,800$ 22,974$ 21,090$ 19,393$ 2,443$ 11,579$ 6,436$ 23,123$ 44,817$ 73,257$ 43,581Depreciation and amortization expense19,54819,73019,19920,85622,15123,25322,18022,68876,93379,33390,272Adjusted EBITDA1$ 45,769$ 66,521$ 60,762$ 56,070$ 38,289$ 52,839$ 43,100$ 65,433$ 196,848$ 229,122$ 199,661Consumer Products39,43639,96231,72837,78226,39932,85831,16433,55293,308148,908123,973Pulp and Paperboard17,66938,01239,97431,36823,21230,55022,04743,238134,305127,023119,047Corporate(11,336)(11,453)(10,940)(13,080)(11,322)(10,569)(10,111)(11,357)(30,765)(46,809)(43,359)Adjusted EBITDA margin1,310.0%14.0%12.7%12.1%8.3%11.2%8.8%13.9%10.2%12.2%10.6%Diluted adjusted net earnings per common share1$ 0.42$ 0.97$ 0.89$ 0.82$ 0.11$ 0.51$ 0.29$ 1.09$ 1.87$ 3.10$ 1.96Debt to rolling four quarter total Adjusted EBITDA12.6 2.4 2.3 2.3 2.9 3.1 3.4 3.3 2.7 2.3 3.3 (Dollars in thousands - except per-share amounts)Twelve Months Ended December 31,Slide 5 (2013 vs. 2012 Consolidated Adjusted EBITDA1 Bridge 1)$150,000 $170,000 $190,000 $210,000 $230,000 $250,000 $270,000Adj. EBITDA1(000's)2013 vs. 2012 Consolidated Adjusted EBITDA1 Bridge 1 Non-GAAP measure – See definition and reconciliation to GAAP. Price/Mix Higher paperboard pricing Volume Higher paperboard shipments partially offset by lower non-retail and conventional retail tissue shipments TAD Expansion EBITDA contribution from TAD Expansion Wood Fiber Lower wood pricing External Pulp Higher hardwood and softwood pulp pricing CPD Transition Costs Higher external paper purchases TAD bathroom tissue converting operations below expectations Higher transportation costs due to sales by region Chemicals Significantly higher pricing on most petroleum-based chemicals Packaging Supplies Higher pricing on corrugated boxes and poly wrap Energy Increases in natural gas pricing and electric rates Maintenance Lower CPD maintenance expense offset by higher Arkansas outage costs Arkansas Q2’13 Disruptions Recovery boiler issues and unplanned electrical outage Wages & Benefits Wage increases and higher benefits costs SG&A Lower profit-dependent accruals $30,000 $35,000 $40,000 $45,000 $50,000 $55,000 $60,000 $65,000 $70,000 $75,000 $80,000Adj. EBITDA1(000's)5 Q4’13 vs. Q3’13 Consolidated Adjusted EBITDA1 Bridge Price/Mix Primarily due to lower non-retail tissue pricing and mix Volume Seasonally lower paperboard and tissue shipments TAD Expansion Incremental EBITDA contribution from TAD Expansion Wood Fiber Slightly lower wood pricing External Pulp Lower pulp pricing, primarily in hardwood CPD Transition Costs Improved converting and paper machine efficiencies and reduced internal transportation costs CPD Cost Savings Realized targeted operating efficiencies and savings Chemicals Lower pricing for chemicals, slightly offset by higher polyethylene pricing Maintenance Outage Idaho outage in Q3-none in Q4 SG&A Higher IT spending related to our ERP upgrade 1 Non-GAAP measure – See definition and reconciliation to GAAP.Slide 6 (Q4’13 vs. Q4’12 Consolidated Adjusted EBITDA1 Bridge)$30,000 $35,000 $40,000 $45,000 $50,000 $55,000 $60,000 $65,000 $70,000 $75,000 $80,000Adj. EBITDA1(000's)Q4’13 vs. Q4’12 Consolidated Adjusted EBITDA1 Bridge 1 Non-GAAP measure – See definition and reconciliation to GAAP. Price/Mix Increased paperboard pricing Volume Lower paperboard, conventional retail and non-retail tissue shipment tons TAD Expansion EBITDA contribution from TAD Expansion Wood Fiber Lower wood pricing External Pulp Higher pulp pricing for hardwood and softwood Chemicals Pricing increases for polyethylene and chemicals Packaging Supplies Higher pricing on corrugated boxes Energy Increases in natural gas pricing and electric rates higher Maintenance Less scheduled maintenance in 2013 Wages and Benefits Increased wages and higher benefits costs Purchased Paper Decreased purchases due to fewer regional demand issues Transportation Lower internal costs as regional demands met closer to customer External Converting Reduced need to meet regional demand challenges SG&A Lower executive retirement expenses and profit-dependent accruals Slide 7Key Segment Results – Consumer Products (Unaudited) 7 1 Includes away-from-home (AFH), contract, machine-glazed (MG) and parent roll tissue products. 2 Includes retail, AFH, contract and MG tissue case products. 3 Non-GAAP measure – See definition and reconciliation to GAAP. 4 Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales. Q1'12Q2'12Q3'12Q4'12Q1'13Q2'13Q3'13Q4'1320122013 Shipments Non-Retail (short tons)153,343 60,481 64,731 59,100 55,235 57,012 61,222 57,774 237,655 231,243 Retail (short tons) 75,425 72,497 74,117 71,633 77,361 75,045 72,427 70,696 293,672 295,529 Total Tissue Tons128,768 132,978 138,848 130,733 132,596 132,057 133,649 128,470 531,327 526,772 Converted Products (cases in thousands)213,117 13,505 13,752 13,302 13,781 14,021 13,990 13,342 53,675 55,135 Sales PriceNon-Retail ($/short ton)1$ 1,470$ 1,486$ 1,450$ 1,448$ 1,432$ 1,475$ 1,504$ 1,467$ 1,466$ 1,470Retail ($/short ton) 2,645 2,665 2,687 2,723 2,661 2,740 2,773 2,792 2,674 2,740 Total Tissue$ 2,158$ 2,129$ 2,110$ 2,147$ 2,149$ 2,194$ 2,192$ 2,196$ 2,134$ 2,183Segment net sales ($ in thousands)$ 277,830$ 283,122$ 292,959$ 280,645$ 284,902$ 289,708$ 292,935$ 282,147$ 1,134,556$ 1,149,692Segment Adjusted EBITDA3 ($ in thousands)$ 39,436$ 39,962$ 31,728$ 37,782$ 26,399$ 32,858$ 31,164$ 33,552$ 148,908$ 123,973Segment Adjusted EBITDA margin3,414.2%14.1%10.8%13.5%9.3%11.3%10.6%11.9%13.1%10.8%Twelve Months Ended December 31,Slide 8Retail 54% MG 14% AFH 6% Parent Rolls 22% Other 4% CLW Q3’13 By Segment (% of Tons) Clearwater Paper Tissue Shipments and U.S. Retail Tissue Market Retail 55% MG 15% AFH 6% Parent Rolls 23% Other 1% CLW Q4’13 By Segment (% of Tons) U.S. Retail Tissue Market Category Private Label Brands Total Total Retail Tissue Share (Equivalent Cases) 27% 73% 100% % Change 2013 vs. 2012 8.7% 2.8% 4.3% Data Source: IRI Worldwide US Multi-outlet for Total Retail - 52 Weeks Ending 1/5/14. 8Slide 9Current Quarter vs Prior Quarter $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000Adj. EBITDA1(000's)9 Q4’13 vs. Q3’13 Consumer Products Adjusted EBITDA1 Bridge Price/Mix Primarily due to lower non-retail tissue pricing Volume Decreased conventional retail and non-retail shipment tons TAD Expansion Incremental EBITDA contribution from TAD Expansion External Pulp Lower pulp pricing, primarily in hardwood CPD Transition Costs Improved converting and paper machine efficiencies and reduced internal transportation costs Cost Savings Realized targeted operating efficiencies and savings 1 Non-GAAP measure – See definition and reconciliation to GAAP.Slide 10Key Segment Results – Pulp and Paperboard (Unaudited) 10 1 Non-GAAP measure – See definition and reconciliation to GAAP. 2 Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales. Q1'12Q2'12Q3'12Q4'12Q1'13Q2'13Q3'13Q4'1320122013 ShipmentsPaperboard (short tons)182,198 193,285 195,097 190,339 186,350 190,518 199,408 188,776 760,919 765,052 Sales PricePaperboard ($/short ton)$ 968$ 975$ 948$ 936$ 935$ 946$ 973$ 978$ 956$ 958Segment net sales ($ in thousands)$ 179,968$ 190,450$ 187,274$ 182,056$ 175,922$ 181,294$ 194,910$ 188,012$ 739,748$ 740,138Segment Adjusted EBITDA1 ($ in thousands)$ 17,669$ 38,012$ 39,974$ 31,368$ 23,212$ 30,550$ 22,047$ 43,238$ 127,023$ 119,047Segment Adjusted EBITDA margin1,210.0%20.2%21.6%17.6%13.3%17.0%11.3%23.0%17.5%16.2%Twelve Months EndedDecember 31,Slide 11Clearwater Paper Paperboard Shipments and U.S. Paperboard Market U.S. Paperboard Production Category Clearwater Paper Other Total Domestic SBS1 Market Share 14% 86% Folding 19% 81% Food Service2 14% 86% Liquid Packaging 6% 94% Data Source: American Forest and Paper Association Solid Bleached Domestic Production - Dec. YTD 2013. Folding 52% Food Service2 37% Liquid Pkg 11% CLW Q4’13 By Segment (% of Tons) Folding 59% Food Service2 30% Liquid Pkg 11% CLW Q3’13 By Segment (% of Tons) 1 Solid Bleached Sulfate. 2 Food Service includes Cup, Plate, Dish and Tray products. 11Slide 12Q4’13 vs. Q3’13 Pulp and Paperboard Adjusted EBITDA1 Bridge 1 Non-GAAP measure – See definition and reconciliation to GAAP. Price/Mix Full realization of prior quarter’s price increases Volume Seasonally lower shipment tons Wood Fiber Lower wood pricing Maintenance Outage Idaho outage in Q3-none in Q4 Chemicals Lower pricing for chemicals, slightly offset by higher polyethylene pricing 12 Current Quarter vs Prior Quarter $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000Adj. EBITDA1(000's)Slide 13Clearwater Paper Cross Cycle Financial Model 13 1 Includes Corporate Adjusted SG&A percentage of net sales of 2.5%. Net sales100%Gross profit % of net sales17.0%SG&A1 % of net sales6.0%Operating profit % of net sales11.0%Net income % of net sales5.0%EBITDA % of net sales15.0%Slide 14 2014 Outlook (Compared to 2013)1 Consumer Products Paperboard Corporate Production volumes Paper and converting production up Production up Shipment volumes Slightly higher retail cases, retail tons, and non-retail tons Volumes up Price/Mix Increased TAD bathroom tissue mix partially offset by conventional mix Slightly Higher with Announcements Pulp/Wood Fiber costs Lower external pulp costs Stable Chemical costs Stable Stable Transportation costs Slightly lower Stable Energy costs Slightly higher Slightly higher Maintenance & Repairs Stable Lower due to no maintenance outages ($20M) SG&A Slightly higher Stable $44-50M 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.Slide 15First Quarter 2014 Outlook (Compared to Q4’13)1 Consumer Products Paperboard Corporate Production volumes Paper production down (1-2%) and converting production up (1-3%) Production slightly up (1-2% higher) Shipment volumes Higher retail cases, retail tons, and non-retail tons (1-3% higher tons) Stable Price/Mix TAD bathroom tissue mix increase (0-1% higher) Slightly Higher with Announcements (0-1% higher) Pulp/Wood Fiber costs Slightly higher ($.5M-$1M higher) Slightly higher ($1.5M-$3M higher) Chemical costs Stable Stable Transportation costs Stable Stable Energy costs Slightly higher ($1M-$3M higher) Slightly higher ($1M-$3M higher) Maintenance & Repairs Slightly higher ($1M) Stable SG&A Slightly higher ($1M) Stable 2014 expected run rate of $11M-$13M 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1. 15Slide 16$197 $40$14$17$16$12$240$40$200 $160 $180 $200 $220 $240 $260 $280 $300Adj. EBITDA1 (Millions)Path To $300M+ Adj. EBITDA1 (@2011 Pricing/Cost Structure) 2013 Status 16 1 Non-GAAP measure – See definition and reconciliation to GAAP. 2 In September 2012 we announced a $300 million adjusted EBITDA target for 2014, which was based on 2011 prices and input costs. This table shows percentage changes in certain price and input costs between 2011 and 2013. Price & Input Costs 2013 vs. 2011 % Change2 Paperboard Pricing/Mix 2.7% External Pulp 7.5% Wood Fiber 7.2% Natural Gas 6.3% Chemicals 8.0% Diesel Fuel 2.2% 2011 Adj. EBITDA1 2013 Adj. EBITDA1 2012/2013 Cost Savings Programs - Wood Products Sale - Idaho Chipping Acquisition - PM Projects - Chip Screening - Energy Projects 2013 vs. 2011 All Other Impacts - Arkansas Boiler Disruption - Higher Maintenance Outage Costs 2013 Adj. EBITDA1 @ 2011 Price & Cost StructureSlide 17$65 $5$5-$8$75-$78 $40 $45 $50 $55 $60 $65 $70 $75 $80Q4'13 Adj. EBITDATAD Expansion Shipments(incremental to Q4'13baseline TAD Tissue EBITDA of$7M)Cost Savings Programs Pro Forma QuarterlyRun Rate(Expected in Q3'14)Adj. EBITDA2 (Millions)21Bridge to Pro Forma $75 Million Quarterly Run Rate1 1 Assumes no change in prices or input costs from Q4’13. This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See Forward-Looking Statements” on page 1. 2 Non-GAAP measure – See definition and reconciliation to GAAP. 17 Thomaston closure $2-$3M Paper machine projects $1-$2M Arkansas recovery upgrade $1M No Outage in ’14. Go forward “straight-line” quarterly outage run rate $1-$2MSlide 18Adjusted Gross Profit & Adjusted SG&A Reconciliation of Non-GAAP Financial Measures (Unaudited) 1 Gross profit defined as net sales minus cost of sales. 2 Adjusted gross profit and adjusted selling, general and administrative expenses excludes the impact of the items listed that we do not believe are indicative of our core operating performance. 18 (Dollars in thousands)Q1'12Q2'12Q3'12Q4'12Q1'13Q2'13Q3'13Q4'13201120122013Gross profit1$ 54,722$ 75,026$ 70,411$ 66,273$ 46,615$ 56,481$ 46,608$ 68,755$ 225,443$ 266,432$ 218,459 Lewiston, Idaho sawmill sale related adjustments- - - - - - - - 15,405 - - Costs associated with Thomaston facility closure- - - - 183 1,013 1,717 3,064 - - 5,977 Loss on sale of foam assets- 1,014 - - - - - - - 1,014 - Adjusted gross profit2$ 54,722$ 76,040$ 70,411$ 66,273$ 46,798$ 57,494$ 48,325$ 71,819$ 240,848$ 267,446$ 224,436Selling, general and administrative expenses($29,074)($30,529)($30,649)($30,793)($34,132)($26,767)($27,766)($30,466)($109,998)($121,045)($119,131) Lewiston, Idaho sawmill sale related adjustments- - - - - - - - (12,522) - - Expenses associated with Metso litigation990 958 - 71 - - - - - 2,019 - Directors' equity-based compensation (benefit) expense(417) 322 1,801 (337) 3,472 (1,141) 361 1,392 1,476 1,369 4,084 Adjusted selling, general and administrative expenses2($28,501)($29,249)($28,848)($31,059)($30,660)($27,908)($27,405)($29,074)($121,044)($117,657)($115,047)Twelve Months Ended December 31,Slide 19Segment Adjusted Operating Income (Loss) Reconciliation of Non-GAAP Financial Measures (Unaudited) 1 Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance. 19 (Dollars in thousands)Q1'12Q2'12Q3'12Q4'12Q1'13Q2'13Q3'13Q4'13201120122013Consumer Products Operating income$ 26,271$ 25,696$ 18,453$ 22,927$ 10,124$ 14,815$ 13,445$ 14,415$ 42,806$ 93,347$ 52,799 Costs associated with Thomaston facility closure- - - - 183 1,013 1,717 3,064 - - 5,977 Loss on sale of foam assets- 1,014 - - - - - - - 1,014 - Adjusted Consumer Products operating income1$ 26,271$ 26,710$ 18,453$ 22,927$ 10,307$ 15,828$ 15,162$ 17,479$ 42,806$ 94,361$ 58,776Pulp and Paperboard Operating Income$ 11,658$ 32,001$ 34,449$ 25,802$ 17,553$ 24,772$ 16,289$ 37,167$ 92,827$ 103,910$ 95,781 Lewiston, Idaho sawmill sale related adjustments- 1,014 - - - - - - 15,405 1,014 - Adjusted Pulp and Paperboard operating income1$ 11,658$ 32,001$ 34,449$ 25,802$ 17,553$ 24,772$ 16,289$ 37,167$ 108,232$ 103,910$ 95,781Corporate Operating loss($12,281)($13,200)($13,140)($13,249)($15,194)($9,873)($10,892)($13,293)($20,188)($51,870)($49,252) Lewiston, Idaho sawmill sale related adjustments- - - - - - - - (12,522) - - Expenses associated with Metso litigation990 958 - 71 - - - - - 2,019 - Directors' equity-based compensation (benefit) expense(417) 322 1,801 (337) 3,472 (1,141) 361 1,392 1,476 1,369 4,084 Adjusted Corporate operating loss1($11,708)($11,920)($11,339)($13,515)($11,722)($11,014)($10,531)($11,901)($31,234)($48,482)($45,168)Twelve Months Ended December 31,Slide 20Adjusted Net Earnings & Diluted Adjusted Earnings per common share Reconciliation of Non-GAAP Financial Measures (Unaudited) 1 All non-tax items are tax effected at the expected annual rate for that period. 2 Adjusted net earnings and Diluted adjusted net earnings per common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance. 20 (Dollars in thousands - except per-share amounts)Q1'12Q2'12Q3'12Q4'12Q1'13Q2'13Q3'13Q4'13201120122013 GAAP net earnings (loss)$ 3,726$ 21,489$ 19,064$ 19,852($882)$11,658$13,317$ 82,862$ 39,674$ 64,131$ 106,955 Special items, after tax:1 Lewiston, Idaho sawmill sale related adjustments- - - - - - - - 1,612 - - Loss on sale of foam assets- 658 - - - - - - - 658 - Expenses associated with Metso litigation647 622 - 41 - - - - - 1,310 - Debt retirement costs- - - - 10,781 - - - - - 10,781 Directors' equity-based compensation (benefit) expense(273) 209 1,018 (194) 2,194 (706) 221 976 825 760 2,685 Costs associated with Thomaston facility closure- - - - 116 627 1,052 2,149 - - 3,944 Discrete tax items related to release of uncertain tax positions- - - - - - (4,659) (62,798) 2,610 - (67,457) Discrete tax items related to credit conversions5,700 (4) 1,008 (306) (9,766) - - (66) 96 6,398 (9,832) Discrete tax items related to additional CBPC- - - - - - (3,495) - - - (3,495) Adjusted net earnings2$ 9,800$ 22,974$ 21,090$ 19,393$ 2,443$ 11,579$ 6,436$ 23,123$ 44,817$ 73,257$ 43,581Diluted net earnings (loss) per common share$ 0.16$ 0.91$ 0.80$ 0.84($0.04)$0.52$0.60$ 3.87$ 1.66$ 2.72$ 4.80 Special items, after tax:1 Lewiston, Idaho sawmill sale related adjustments- - - - - - - - 0.07 - - Loss on sale of foam assets- 0.03 - - - - - - - 0.03 - Expenses associated with Metso litigation0.03 0.03 - - - - - - - 0.05 - Debt retirement costs- - - - 0.47 - - - - - 0.48 Directors' equity-based compensation (benefit) expense(0.01) 0.01 0.04 (0.01) 0.10 (0.03) 0.01 0.05 0.03 0.03 0.12 Costs associated with Thomaston facility closure- - - - 0.01 0.03 0.05 0.10 - - 0.18 Discrete tax items related to release of uncertain tax positions- - - - - - (0.21) (2.93) 0.11 - (3.03) Discrete tax items related to credit conversions0.24 - 0.04 (0.01) (0.43) - - - - 0.27 (0.44) Discrete tax items related to additional CBPC- - - - - - (0.16) - - - (0.16) Diluted adjusted net earnings per common share2$ 0.42$ 0.97$ 0.89$ 0.82$ 0.11$ 0.51$ 0.29$ 1.09$ 1.87$ 3.101.96 Twelve Months Ended December 31,Slide 21Adjusted Income Tax Provision Reconciliation of Non-GAAP Financial Measure (Unaudited) 1 Adjusted income tax provision excludes the impact of the items listed that we do not believe are indicative of our core operating performance. 21 (Dollars in thousands)Q1'12Q2'12Q3'12Q4'12Q1'13Q2'13Q3'13Q4'13201120122013 GAAP income tax (provision) benefit($12,194)($13,861)($12,798)($8,607)$14,675($6,962)$5,183$ 55,825($31,246)($47,460)$68,721 Special items, tax impact: Lewiston, Idaho sawmill sale related adjustments- - - - - - - - (1,271) - - Loss on sale of foam assets- (356) - - - - - - - (356) - Expenses associated with Metso litigation(343) (336) - (30) - - - - - (709) - Debt retirement costs- - - - (6,277) - - - - - (6,277) Directors' equity-based compensation benefit (expense)144 (113) (783) 143 (1,278) 435 (140) (416) (651) (609) (1,399) Costs associated with Thomaston facility closure- - - - (67) (386) (665) (915) - - (2,033) Discrete tax items related to release of uncertain tax positions- - - - - - (4,659) (62,798) 2,610 - (67,457) Discrete tax items related to credit conversions5,700 (4) 1,008 (306) (9,766) - - (66) 96 6,398 (9,832) Discrete tax items related to additional CBPC- - - - - - (3,495) - - - (3,495) Adjusted income tax provision1($6,693)($14,670)($12,573)($8,800)($2,713)($6,913)($3,776)(8,370)$ ($30,462)($42,736)($21,772)Twelve Months Ended December 31,Slide 22EBITDA & Adjusted EBITDA Reconciliation of Non-GAAP Financial Measures (Unaudited) 1 EBITDA is a non-GAAP measure that management uses as supplemental performance measures. The most directly comparable GAAP measure is net earnings. EBITDA is net earnings adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP. 2 Interest expense, net for first quarter 2013 includes debt retirement costs of $17.1 million. 3 Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance. 22 (Dollars in thousands)Q1'12Q2'12Q3'12Q4'12Q1'13Q2'13Q3'13Q4'13201120122013 Earnings before interest, income taxes, and depreciation & amortization (EBITDA)1 GAAP net earnings (loss)$ 3,726$ 21,489$ 19,064$ 19,852($882)$ 11,658$ 13,317$ 82,862$ 39,674$ 64,131$ 106,955 Interest expense, net29,7289,1477,9007,02128,04011,09410,70811,25244,80933,79661,094 Income tax provision (benefit)12,19413,86112,7988,607(14,675)6,962(5,183)(55,825)31,24647,460(68,721) Depreciation and amortization expense19,54819,73019,19920,85622,15123,25322,18022,68876,93379,33390,272 EBITDA1$ 45,196$ 64,227$ 58,961$ 56,336$ 34,634$ 52,967$ 41,022$ 60,977$ 192,662$ 224,720$ 189,600 Lewiston, Idaho sawmill sale related adjustments- - - - - - - - 2,883 - - Loss on sale of foam assets- 1,014 - - - - - - - 1,014 - Expenses associated with Metso litigation990 958 - 71 - - - - - 2,019 - Directors' equity-based compensation (benefit) expense(417) 322 1,801 (337) 3,472 (1,141) 361 1,392 1,476 1,369 4,084 Costs associated with Thomaston facility closure- - - - 183 1,013 1,717 3,064 - - 5,977 Adjusted EBITDA3$ 45,769$ 66,521$ 60,762$ 56,070$ 38,289$ 52,839$ 43,100$ 65,433$ 197,021$ 229,122$ 199,661Twelve Months Ended December 31,Slide 23Segment EBITDA & Adjusted EBITDA Reconciliation of Non-GAAP Financial Measures (Unaudited) 1 Segment EBITDA is a non-GAAP measure that management uses as supplemental performance measures. The most directly comparable GAAP measure is segment operating income. Segment EBITDA is segment operating income adjusted for depreciation and amortization. It should not be considered as an alternative to segment operating income computed under GAAP. 2 Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance. 23 (Dollars in thousands)Q1'12Q2'12Q3'12Q4'12Q1'13Q2'13Q3'13Q4'13201120122013Consumer Products Operating income$ 26,271$ 25,696$ 18,453$ 22,927$ 10,124$ 14,815$ 13,445$ 14,415$ 42,806$ 93,347$ 52,799 Other, net- - - - - - - - 111 - - Depreciation and amortization expense13,165 13,252 13,275 14,855 16,092 17,030 16,002 16,073 50,391 54,547 65,197 Segment EBITDA1$ 39,436$ 38,948$ 31,728$ 37,782$ 26,216$ 31,845$ 29,447$ 30,488$ 93,308$ 147,894$ 117,996 Loss on sale of foam assets- 1,014 - - - - - - - 1,014 - Costs associated with Thomaston facility closure- - - - 183 1,013 1,717 3,064 - - 5,977 Segment Adjusted EBITDA2$ 39,436$ 39,962$ 31,728$ 37,782$ 26,399$ 32,858$ 31,164$ 33,552$ 93,308$ 148,908$ 123,973Pulp and Paperboard Operating income$ 11,658$ 32,001$ 34,449$ 25,802$ 17,553$ 24,772$ 16,289$ 37,167$ 92,827$ 103,910$ 95,781 Depreciation and amortization expense6,011 6,011 5,525 5,566 5,659 5,778 5,758 6,071 26,073 23,113 23,266 Segment EBITDA1$ 17,669$ 38,012$ 39,974$ 31,368$ 23,212$ 30,550$ 22,047$ 43,238$ 118,900$ 127,023$ 119,047 Lewiston, Idaho sawmill sale related adjustments- - - - - - - - 15,405 - - Segment Adjusted EBITDA2$ 17,669$ 38,012$ 39,974$ 31,368$ 23,212$ 30,550$ 22,047$ 43,238$ 134,305$ 127,023$ 119,047Corporate Operating loss($12,281)($13,200)($13,140)($13,249)($15,194)($9,873)($10,892)($13,293)($20,188)($51,870)($49,252) Depreciation and amortization expense372 467 399 435 400 445 420 544 469 1,673 1,809 Segment EBITDA1($11,909)($12,733)($12,741)($12,814)($14,794)($9,428)($10,472)($12,749)($19,719)($50,197)($47,443) Lewiston, Idaho sawmill sale related adjustments- - - - - - - - (12,522) - - Expenses associated with Metso litigation990 958 - 71 - - - - - 2,019 - Directors' equity-based compensation (benefit) expense(417) 322 1,801 (337) 3,472 (1,141) 361 1,392 1,476 1,369 4,084 Segment Adjusted EBITDA2($11,336)($11,453)($10,940)($13,080)($11,322)($10,569)($10,111)($11,357)($30,765)($46,809)($43,359)Twelve Months Ended December 31,Slide 24For more information: www.clearwaterpaper.com 24